Exhibit 99.2

Analyst Meeting

May 24, 2005

Industrial Plant

Consumer

Industrial Scrap

Scrap

Recycler

Molten Metal

Dross

Ingots

Flat Rolled Sheet

Note: All company data is pro forma combined for the impact of the merger.

Safe Harbor

Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the company’s registration statement on Form S-4 and its annual report on Form 10-K filed with the Securities and Exchange Commission.

Merger Overview

The Merger

December 9, 2004

Revenue: $2.4 Billion (1) Headquarters: Beachwood, OH NYSE Symbol: ARS

(1) 1Q05 LTM pro forma

A New Beginning

December 22, 2004, “Ringing the Bell”

Merger Rationale

Streamlines cost structure; creates value through synergies Leverages core competencies; transfers best practices Enhances metal sourcing capabilities Improves competitive position through scale and scope Strengthens management; enables productivity improvement Improves access to capital markets Accelerates ability to pursue growth opportunities

Transformational

Initial Strategy

Relentless Productivity Improvement

Implement Six Sigma culture to transform manufacturing productivity Exploit combined melting and processing technologies to lower cost Utilize scrap sourcing capabilities to reduce purchased metal cost Extend low-cost continuous cast production to higher margin products

Core Business Growth

Pursue U.S. industry acquisition opportunities Expand European recycling operations

Explore Uhrichsville integrated recycling/sheet “footprint” in China

Unique Opportunity

Acquisition Criteria

Focus on core rolled product and recycling businesses; exploit capabilities Diversify end-uses within rolled products and recycling Geographic expansion in faster growing economies of Eastern Europe, South America, Asia and China Upgrade management talent Target greater than 15% IRR

Pursuing Several Opportunities

Mission Statement

To become a leading global provider of scrap-based aluminum and zinc products and services focused on generating the highest level of quality and productivity to exceed stakeholder expectations Focus on providing outstanding value to customers through delivery performance, quality, competitive prices and innovative product development

Organizational Overview

Management Team

Chairman & CEO Steve Demetriou

Internal Audit Ed Vargo

Audit Committee

General Counsel Chris Clegg

Human Resources Melissa Olmstead

Asia Pacific Jimmy Chen

CFO Mike Friday

Controller Bob Holian

Treasurer/M&A Sean Stack

IT Jeff Holder

Rolled Products John Wasz

Aluminum Recycling

NA Aluminum Recycling TBD

NA Spec Alloys Ed Hoag

Europe Dieter Koch & R. Scharf-Bergmann

Zinc Barry Hamilton

Metal Sourcing Alan Dick

Non-Metal Purchasing Bill Lynch

Manufacturing Denis Ray

EH&S Ken Willings

Experienced and Proven Value Creators

Culture and Key Values

Sense of urgency - solve today’s problems today Data driven; clearly defined measures No bureaucracy Minimum layers in organization Relentless drive to be more productive in all we do Unquestionable integrity Global/international Recognize great performance

Culture Change Underway

Successful Aleris Leader

Tough but motivating to employees

Proactive, communicative and value creating to customers Aggressive, but fair to suppliers/vendors Knows and uses the numbers Hands on - able to take on wide span of control Honest, candid and highest integrity Complementary leadership

Aleris Leaders Can and Will Make a Difference

Aleris Transformation

Pre-Merger

Strong Hazelett casting and rotary furnace technologies

Solid customer base Distracted management Under-performing Untapped potential Capital constraints

Aleris

Rapid culture change

Upgrade management

Increase focus and accountability

Relentless focus on productivity improvement

Optimize merger integration / exceed synergy targets

Improve metal margins

Future Goal

Revitalized businesses

Higher quality business mix

Industry consolidation opportunities

Double digit EBITDA margins

ROCE greater than cost of capital

Strong cash generation

Pre-Merger Post-Merger 2006 & Beyond

Significant Value Creation Opportunity

Company Overview

Aleris

Business Overview

Recycling

- Recycles aluminum dross, new and old scrap
- Major customers – Alcoa, Alcan, Arco, Century
- Driven by use of recycled materials and the rigid container sheet and common alloy sheet sectors



Spec Alloy

- Recycles, processes and sells aluminum-based spec alloy
- Major customers – GM, Contech, DaimlerChrysler, Ford, Honda, Toyota, Nissan
- Driven by increasing usage of aluminum in automotive sector (particularly castings)



Sales $533M (Recycling and Spec Alloy)

Zinc

- Recycles zinc-bearing secondaries and other zinc materials to produce zinc oxide, zinc dust and zinc metal
- Major customers - Continental Tire, Dow Agrosciences, USX, Michelin, Sherwin-Williams
- Driven by castings, tire/auto industries and galvanized steel consumption



Sales $212M

International

- Recycles aluminum dross and scrap; operates spec alloy facilities
- Major customers – Alcoa, Alcan, BMW, DaimlerChrysler, NEMAK, Alunorf
- Driven by auto sector in Europe, can sector in Brazil and industrial growth in Mexico



Sales $383M

Rolled Products

- Produces common alloy aluminum sheet (with various thickness, width and physical properties)
- Major customers- Alcoa Home Exteriors, Great Dane, Gentek, Ryerson
- Driven by building and construction, consumer durables, transportation



Sales $1,238M

Note: Sales are LTM as of March 31, 2005.

16

Aleris

Manufacturing Locations



Spokane, WA
Post Falls, ID
Wendover, UT
Carson, CA
Goodyear, AZ
Sapulpa, OK
Houston, TX
Coldwater, MI
Chicago Heights, IL
Saginaw, MI
Rock Creek, OH
Elyria, OH
Bedford, OH
Uhrichsville, OH
Lewisport, KY
Morgantown, KY
Clarksville, TN
Rockwood, TN
Loudon, TN
Shelbyville, TN
Millington, TN
Swansea, Wales UK
Grevenbroich, Germany
Stuttgart, Germany*
Töging, Germany
Monterrey, Mexico
Pindamonhangaba, Brazil
Aluminum operations
Zinc operations
Joint venture
Rolled Products operations

*Under construction

17

Key Highlights

Conversion company; limited commodity exposure Favorable long-term industry trends Leading positions in diverse and growing industries Superior low-cost business model Significant synergy realization opportunity Diverse end-use applications Significant liquidity

Strong Platform for Cash Flow and Profitability Growth

Limited Commodity Exposure

Rolled Products

‘Pass-through’ of metal costs Conversion fee based sales model Hedging of metal purchases

Recycling

Tolling

Reduced working capital

50% of merchant shipments Buy / sell

Utilize hedges to minimize risk

Natural Gas

Natural gas hedged with contract adjustments and forward positions 84% hedged in 2005 at 10-15% below current prices; 45% of 2006 hedged at 20% below current prices

Commodity Risk Passed to Customers or Hedged

Favorable Industry Trends

U.S. Primary Aluminum Supply(1)

Recycled 30%

Primary 28%

Imports 42%

Recycled 29%

Primary 57%

Imports 14%

1983 13.6 billion pounds

2003 21.1 billion pounds

(1) Source: Aluminum Association

Aluminum Content per Vehicle(2)

(pounds)

166 243 274 350

1991 1998 2003 2010E

(2) Source: The Aluminum Association

Recycled Aluminum Provides 95% Energy Savings and 90% Lower Capital Costs vs. Primary

Leading Industry Positions(1)

Recycled Aluminum / Spec Alloys Common Alloy Sheet (2) Zinc Dust & Oxide

Industry Position #1 #2 #1

U.S. Production 10,000 4,700 530

(millions of lbs)

Primary Competitors Wabash Alloys Alcoa Horsehead

Scepter Novelis Zochem

Quanex (Nichols)

(1) Management estimate

(2) Non-heat treat sheet, excluding can sheet

Well-Positioned in the Improving Industrial Economy

Superior Low Cost Business Model

Scrap Spread Versus P1020 (1)

¢/lb

0 -5 -10 -15 -20 -25

Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05

Cash Conversion Cost Index (2)

Index

1.00

0.75 0.50 0.25 0.00

Direct Chill Continuous Casting

MRO

Utilities

Labor

Scrap spread advantage Rotary furnace technology

(1) Source: CMMC (2) Management estimate

Vertical Integration of Best-in-Class Melting and Rolling Technologies

Merger Improves Relative Scrap Spreads

Focusing scrap acquisition on dealers rather than brokers

Moving upstream to acquire more customer/industrial scrap directly Expanded plant network provides favorable freight dynamics Acquiring wider basket of scrap types

Uhrichsville

“One stop” delivery provides incentive to dealers Better management of supply chain Productivity initiatives to improve net molten metal cost

Aggressively Institutionalizing Additional Advantage

Key Business Drivers

Key Drivers

Volume / capacity utilization Scrap spread and availability Blending efficiency Metal recovery Natural gas costs Product mix

Aleris Cost Structure (1)

(% of sales)

Metal Cost 64%

Other Material 1%

Mfg O/H

17%

Freight 3%

Utilities 4%

Operating Income 7%

SG&A

4%

(1) 1Q05

Focusing on Productivity Opportunities to Drive Higher Gross Profit

Core Competency

“Just in Time” Molten Metal Delivery is Critical to Key Customers

Core Competency

Continuous Casting Technology is Lowest Cost

Synergy Summary

($M) Area Original Target YTD Annualized Savings New Target Actions

Freight/scrap mix optimization

Metal Sourcing $5.0 $1.0 $6.0

Collect more customer scrap

Staff reductions

Non-Metal Purchasing 5.0 4.0 7.0 Casualty/property insurance

Travel

Manufacturing 5.0 4.7 10.0 Staff reductions

Lewisport improvements

Ohio improvements

Six Sigma

Shared Services 10.0 11.9 12.0 Staff reductions

IT

Interest expense

Leases

Total $25.0 $21.6 $35.0

Raising Target to $35M

Estimated Synergy Capture Profile (1)

($M)

2005 2006

Total Year Total Year

1H 2H 1H 2H Current Yr Impact $5 $15 $15 $24 $35 $35

Potential $/Share Impact 0.14 0.43 0.43 0.58 0.84 0.84

(1) Assumes 11.6% tax rate in 2005 and 26% in 2006

(2) Amounts reflect estimated per share impact of projected synergies. Such amounts were calculated by dividing the estimated tax effected synergies for the period by the present number of fully diluted outstanding shares. Such amounts do not represent earnings per share projections but merely represent the potential per share effect of estimated synergies. Such amounts are not a GAAP measure.

Synergies will have Significant Impact on Bottom Line

Rolled Products

Non-Heat Treat Sheet (NHTS) Products

- Common alloy
  - Gutters & downspouts
  - Residential siding & fascia
  - Truck trailer siding
  - Automotive panels
  - Boats & marine applications
  - Appliances
  - Conduit
- Rigid container stock
  - Beverage containers
  - Packaging
  - Caps & closures
- Foil & fin
  - Household foil
  - Packaging foil
  - Heat exchangers
  - Insulation
- Plate
  - Rail cars
  - Naval & commercial marine
  - Armor protection

N. A. Flat-Rolled Products



Rigid Container Stock 39%
Common Alloy 44%
Fin & Foil 12%
Plate 5%

2004 = 10.7B lbs

N. A. Common Alloy End-Uses



Building & Construction 29%
Distribution 28%
Transportation 18%
Other 25%

2004 = 4.7B lbs

Source: Management estimate

30

NHTS Shipments

Highly correlated with economic growth

Industrial production

Housing starts

Interest rates

Auto & truck build rates

Material of choice in increasing number of applications

Architectural roofing

Truck and trailer

Automotive

4.7 4.6 4.0 4.4 4.3 4.7 4.9 5.0 5.1 5.3

1999 2000 2001 2002 2003 2004 2005F 2006F 2007F 2008F

U.S. Aluminum NHTS Market (billions of pounds)

Source: Management estimate

Improving Economy & Product Substitution Drive Growth

Sources of Scrap Aluminum

60% of scrap supply generated from the manufacturing process

Turnings from production of auto wheels, engine blocks and heads

Scrap from production of can stock, extrusions and building products

Gates and risers from the casting process

Dross

40% of scrap supply is post-consumer scrap

Used beverage cans

Vehicle components

Building materials

Other consumer durables 100% of all collected aluminum scrap is recycled into recovered metal units

Scrap Supply by Sector

Misc. 6%

Transportation 36%

Consumer durables 20%

Packaging and containers 22%

Building and construction 16%

Wide Diversity of Supply

Margin Definitions

Scrap Cost $.78

LME Cost $.80

Molten Metal Cost $0.82

P1020 Cost $.86

Net Selling Price $1.31

Midwest Premium $0.06

Metal Margin = $.49

Scrap Spread $0.08

Rolling Margin = $.45

Scrap Spread = P1020 – scrap cost Rolling Margin = Net Selling price – P1020

Metal Margin = Net selling price – molten metal cost

Rolled Products Metal Margin Opportunity

Priced product at premium to market 2003 Lost significant sales volume

Re-priced product to re-gain share lost 2004 Committed significant volume

Missed opportunity to realize price increases

Obtained 2H 04 price increase support

New 2005 market based contracts in place 2005 1Q annualized volume & margins at historical highs

M Lbs.

1,200 1,000 800 600 400 200 0

1,023 967 801 905 775 1,006 1,036

1999 2000 2001 2002 2003 2004 1Q05(1) $/lb.

0.52 0.50 0.48 0.46 0.44 0.42 0.40 0.38 0.36 0.34 0.32 0.30

Shipments

Metal Margin

(1) 1Q05 volume annualized

Shrinking Supply and Expanding Demand Drives Improved Margins

Favorable Industry Trends

Sheet and Plate “Nameplate” Industry Utilization(1)

2000 2001 2002 2003 2004F 2005F 90% 80% 70% 60%

Operating Rate

Historical Average

(1) Source: Management estimates

Industry Structural Change

1998 – 2000 Industry Consolidation

Alcoa acquired Alumax, Golden Aluminum and Reynolds Pechiney acquired Ravenswood (Century) Wise Metals acquired Listerhill (Reynolds) Michigan Avenue Partners acquired McCook (Reynolds) MAP acquired Scottsboro (Norandal)

2001 – 2004 Capacity Restructuring

‘01 MAP shuttered McCook and Scottsboro ‘02 Kaiser declared bankruptcy ‘03 Alcan acquired Pechiney ‘04 Alcoa shuttered San Antonio ‘04 Alcan rolling asset spin off “Novelis” ‘04 Ormet currently on strike

Structural North American Industry Capacity Utilization Shift

Recent Capacity Reductions

(Millions of Pounds)

2002 2003 2004 2005 2006 Cumulative

Curtailments and Shutdowns

Ravenswood - (88) - - - (88)

San Antonio - - (67) (198) - (265)

McCook (99) (22) - - - (121)

Scottsboro (300) (99) - - - (399)

Total Curtailments and Shutdowns (399) (209) (67) (198) - (873)

Total Additions 22 7 74 62 165

Net Change (399) (187) (60) (124) 62 (708)

Significant Capacity Reduction

Financial Summary

Recent Performance

($M)

2004 2003

Reported

Revenue $1,226.6 $892.0

EBITDA 47.3 48.2

EPS ($/share) (1.51) (0.06)

Proforma excluding special items (1)

Revenue $2,271.3 $1,689.8

EBITDA 132.0 78.5

EPS ($/share) 0.16 (0.32)

(1) Includes results for both companies as if the merger had occurred on January 1, 2004 and certain purchase accounting adjustments and excludes results of Commonwealth Alflex division sold in July 2004 as well as special items of restructuring and impairment charges, mark-to-market FAS 133 derivative and hedge activity gains and losses and a gain from a foreign currency transaction. The above proforma information is shown for informational purposes and does not conform to Generally Accepted Accounting Principles (GAAP). Please refer to our press releases which presented our first quarter 2005 results and our full year 2004 results dated May 5 and March 15 respectively. These releases present a reconciliation of the above data to the comparable GAAP information.

2nd Half 2004 Actions at Rolled Products Drive Improvements

1Q Performance

1Q

($M)

2005 2004

Reported

Revenue $645.0 $278.5

EBITDA 56.5 18.2

EPS ($/share) 0.94 0.18

Proforma excluding special items (1)

Revenue $645.0 $524.0

EBITDA 68.5 33.2

EPS ($/share) 1.28 0.25

(1) Includes results for both companies as if the merger had occurred on January 1, 2004 and certain purchase accounting adjustments and excludes results of Commonwealth Alflex division sold in July 2004 as well as special items of restructuring and impairment charges, mark-to-market FAS 133 derivative and hedge activity gains and losses and a gain from a foreign currency transaction. The above proforma information is shown for informational purposes and does not conform to Generally Accepted Accounting Principles (GAAP). Please refer to our press releases which presented our first quarter 2005 results and our full year 2004 results dated May 5 and March 15 respectively. These releases present a reconciliation of the above data to the comparable GAAP information.

Rolled Products and Zinc Drive 1Q Results

1Q EBITDA Variance Analysis vs. Last Year (1)

($M - Pro Forma) $33.2 $27.4 $6.2 $2.5 $0.3 ($1.1) $68.5

1Q04

Price/Inflation

Volume/Mix

Productivity/Synergies

Foreign Exchange

Other

1Q05

(1) Excludes special items

Price/Inflation, Volume/Mix and Productivity/Synergies All Positive

2Q EBITDA Variance Analysis vs. 1Q (1)

($M) $68.5 ($1.1) ($11.0) $2.8 $0.3 ($1.8) $57.7

1Q05

Price/Inflation

Volume/Mix

Productivity/Synergies

Foreign Exchange

Other

2Q05

Aluminum Recycling volume improves from 1Q Rolling margins remain at record levels achieved in 1Q Productivity ramping up

(1) Excludes special items

Reduced Volume Due to Rolled Products’ Customers’ Inventory Correction

Financial Summary

($M)

Sales (1) $1,837 $1,466 $1,516 $1,710 $2,271 $2,366

2000 2001 2002 2003 2004 1Q05LTM

Adjusted EBITDA(1), (2)

$114 $54 $81 $78 $132 $167

2000 2001 2002 2003 2004 1Q05LTM

(1) Pro forma

(2) Adjustments for merger and one-time items

Adjusted EBITDA Improvements Expected to Continue

Capex

($M)

Historical and Forecast Capital Expenditures

2000 2001 2002 2003 2004 2005P 2006F (1)

Capital Expenditures $56.0 $18.7 $35.3 $36.9 $44.8 $58.0 $40 - $45

Key projects

2004 - Stuttgart recycling plant $7.2M 2005P - Stuttgart completion $14.4M

Ongoing maintenance spending approximately $35 - $40M

(1) Excludes acquisitions

Opportunity to Lower “Base” Maintenance Capital via Sinclair Initiative

Cash & Debt Summary

($M - Pro Forma)

Nov. 30, 2004 Dec. 31, 2004 Mar. 31, 2005

Cash $20 $18 $18

Revolver 55 51 25

9% Sr. Unsecured Notes 125 125 125

10 3/8% Sr. Secured Notes 209 209 209

IRB Bonds 19 19 19

VAW-IMCO 0 8 13

Total Debt $408 $412 $391

Total Net Debt $388 $394 $373

Credit Statistics

LTM EBITDA $110 $132 $167

Debt to EBITDA 3.7 3.1 2.3

Net Debt to EBITDA 3.5 3.0 2.2

Liquidity $196 $193 $254

Improved Operating Performance Will Allow De-leveraging

Corporate Expenses

($M)

1QA 2QF 2HF 2005F 2006F

Corporate SG&A $14.0 $12.7 $24.3 $51.0 Lower

Interest expense 10.3 10.5 20.1 40.9 Lower

Tax rate 11.6% 11.6% 11.6% 11.6% 26%

Realized Corporate SG&A Synergies Estimated at $6 - $7 Million for 2005

Financial Goals

Consistent financial performance with cyclicality muted by ongoing productivity improvements Double-digit EBITDA (1) margins ROCE levels in excess of WACC

Value creating acquisitions to bolster bottom line Strong cash flow

(1) excluding special items

Consistent Step-Change Earnings Performance Versus Previous Companies

2Q05 Outlook

Underlying economic growth continuing with exception of automotive Scrap spreads steady at 1Q05 levels Rolling (conversion) margins remain steady Most customer inventory correction ending; building & construction may lag 2Q adjusted EPS of $0.90 - $0.95 per share as guided previously

Reiterating 2Q Guidance

2H05 and Full-Year Outlook

Continued moderate level of GDP growth, increasing incentives maintain auto production slightly below last year’s levels Continued strong rolled products profitability Volume increase vs. 2Q05 average Synergy capture accelerates Strong cash flow generation Total year tax rate at 11.6%

2H05 Average Quarterly Adjusted EPS Similar to 2Q Forecast

2006 Highlights

US GDP continues at moderate 3%+ rate German recycling plant starts up in 1Q

Commercial/operational improvements take hold in aluminum recycling Synergies/productivity provides further savings Acquisitions add to bottom line Total year tax rate estimated at 26%

Forecasting Another Strong Year for Aleris

Q&A